UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                    FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 5, 2003


                      HALLMARK FINANCIAL SERVICES, INC.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)



            Nevada                  0-16090                87-0447375
 ----------------------------     -----------          -------------------
 (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)



   777 Main Street, Suite 1000, Fort Worth, Texas             76102
   ----------------------------------------------          ----------
      (Address of principal executive offices)             (Zip Code)



   Registrant's telephone number, including area code:  (817) 348-1600


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits.

 (c)       Exhibits.

           99.1 Press release dated September 5, 2003



 Item 9.   Regulation FD Disclosure.

      On September 5, 2003, the Registrant issued a press release  announcing
 the completion of  its rights offering.   A copy  of the Registrant's  press
 release is attached as Exhibit 99.1 to this Current Report.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  September 5, 2003      By: /s/Timothy A. Bienek
                               ------------------------
                               Timothy A. Bienek, Its President